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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 5, 2006

eSpeed, Inc.
(Exact name of registrant as specified in its charter)
Delaware	0-28191	13-4063515
(State of other jurisdiction of incorporation)	(Commission (File Number)	IRS Employer Identification No.)

110 East 59th Street, New York, NY 10022
(Address of principal executive offices)

Registrant’s telephone number, including area code	(212) 938-5000
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02: DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On April 10, 2006, eSpeed, Inc. issued a press release announcing the resignation of Jay Ryan as eSpeed, Inc.'s Chief Financial Officer. A copy of the press release is furnished as Exhibit 99.1 to this current Report on Form 8-K.

ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1    eSpeed, Inc. press release dated April 10, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

eSpeed, Inc.

Date: April 10, 2006                                                            By: /s/ Stephen M. Merkel

Name: Stephen M. Merkel Title: Executive Vice President and General Counsel